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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF l934

                             OSMOTICS CORPORATION
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            (Exact name of registrant as specified in its charter)



               DELAWARE                                 84-1287070
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



     1125 17TH STREET, SUITE 2310
          DENVER, COLORADO                                80202
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(Address of principal executive offices)               (Zip Code)


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
If this Form relates to the registration        If this Form relates to the registration
of a class of debt securities and is            of a class of debt securities and is to
effective upon filing pursuant to General       become effective simultaneously with the
Instruction A(c)(1) please check the            effectiveness of a concurrent registration
following box [_]                               statement under the Securities Act of 1933
                                                pursuant to General Instruction A(c)(2)
                                                please check the following box [_] [_]
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       Securities to be registered pursuant to Section 12(b) of the Act:
                                     NONE.


       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $.001 PAR VALUE
                         -----------------------------
                                (Title of Class)


                                  Page 1 of 4
                           Exhibit Index is on Page 4
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's common stock set forth under the caption "Description of Capital Stock" on pages 50 through 52 of Registrant's Registration Statement on Form SB-2 (File No. 333-5306-D) originally filed with the Securities and Exchange Commission on July 19, 1996, as amended (the "Registration Statement"), and in the Prospectus included in the Registration
-----------------------
Statement, is hereby incorporated by reference in response to this item.

ITEM 2.  EXHIBITS.


         The following exhibits are filed herewith or incorporated herein by reference:

Exhibit
Number   Exhibit Title or Description
-------  ----------------------------

  3.01 Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.01 to the Registration Statement).

  3.02 Registrant's Bylaws (incorporated herein by reference to Exhibit 3.02 to the Registration Statement).

  4.01   Specimen Common Stock Certificate (incorporated herein by reference to
         Exhibit 4.01 to the Registration Statement).

 99.01 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 50 through 52 of the Prospectus included in the Registration Statement is incorporated herein by reference under Item 1 herein.

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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 4, 1997                OSMOTICS CORPORATION


                                    By: /s/ Steven S. Porter
                                        ------------------------
                                        Steven S. Porter
                                        President and Chief Executive Officer

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                               INDEX TO EXHIBITS
                               -----------------

                                                                    Sequentially
  Exhibit                                                             Numbered
   Number               Exhibit Title or Description                    Page
  -------               ----------------------------                -----------
   3.01    Registrant's Certificate of Incorporation (incorporated       *
           herein by reference to Exhibit 3.01 to the Registration
           Statement).

   3.02    Registrant's Bylaws (incorporated herein by reference to      *
           Exhibit 3.02 to the Registration Statement).

   4.01    Specimen Common Stock Certificate (incorporated herein by     *
           reference to Exhibit 4.01 to the Registration Statement).

  99.01    The description of Registrant's capital stock set forth       *
           under the caption "Description of Capital Stock" on pages
           50 through 52 of the Prospectus included in the
           Registration Statement is incorporated herein by reference under Item 1 herein.
----------------------------
*  Filed as an exhibit to or as part of the Registration Statement.

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